3. MATERIAL ACCOUNTING POLICY INFORMATION: g) Share capital (Policies)	12 Months Ended
Dec. 31, 2025
Policies
g) Share capital

g)Share capital

Common shares are classified as equity. Transaction costs directly attributable to the issue of common shares and share options are recognized as a deduction from equity, net of any tax effects. Common shares issued for consideration other than cash, are valued based on their market value at the date the shares are issued. Equity-settled share-based payments to employees and others providing similar services are measured at the fair value of the equity instruments at the grant date.